PRELIMINARY PROXY


                            FINANCIAL INTRANET, INC.
                                116 RADIO CIRCLE
                            MT. KISCO, NEW YORK 10549

                    Notice of Special Meeting of Stockholders


To our Stockholders:

         A Special Meeting of Stockholders of Financial Intranet, Inc., a Nevada corporation (the "Corporation" or "Company"), will be held on September 5, 2000, at 7:00 a.m. local time, at the Company's corporate headquarters at 116 Radio Circle, Mt. Kisco, New York 10549, to consider and act upon the following sole matter. A proxy card for your use in voting on these matters is also enclosed.

     1. Approving an amendment to the Company's Article of Incorporation to change the Company's name from "Financial Intranet, Inc." to the "E-Trend Group, Inc" as recommended by the Board of Directors.

         All stockholders of record at the close of business on July 31, 2000 are entitled to notice of and to vote at the meeting.

Dated , August 11, 2000

                       By Order of the Board of Directors


                                            Michael Sheppard
                                            President
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Your Proxy is  important  no matter how many  shares you own.  Please  mark your
vote,  fill  in  the  date,   sign  and  mail  it  today  in  the   accompanying
self-addressed  envelope  which  requires  no  postage  if mailed in the  United
States.





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                         SPECIAL MEETING OF STOCKHOLDERS
                                       OF

                            FINANCIAL INTRANET, INC.

                                 September 5, 2000
                                -----------------

                                 PROXY STATEMENT
                                -----------------

                               GENERAL INFORMATION


Proxy Solicitation

                  This Proxy Statement is furnished to the holders of Common Stock, $.001 par value per share ("Common Stock") of Financial Intranet, Inc. ("Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at a Special Meeting of Stockholders ("Special Meeting") to be held on September 5, 2000, or at any continuation or adjournment thereof, pursuant to the accompanying Notice of a Special Meeting of Stockholders. The purpose of the meeting and the matter to be acted upon are set forth in the accompanying Notice of Special Meeting of Stockholders.

                  Proxies for use at the meeting will be mailed to stockholders on or about August 11, 2000 and will be solicited chiefly by mail, but additional solicitation may be made by telephone, telegram or other means of telecommunications by directors, officers, consultants or regular employees of the Company. The Company may enlist the assistance of brokerage houses, fiduciaries, custodians and other like parties in soliciting proxies. All solicitation expenses, including costs of preparing, assembling and mailing the proxy material, will be borne by the Company.

Revocability and Voting of Proxy

                  A form of proxy for use at the meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date or by voting in person at the meeting. Shares represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote "FOR" a name change as described in Proposal No. 1, "FOR" an amendment to Article One of the Company's Certificate of Incorporation to change the name of the Company from "Financial Intranet, Inc." to the "E-Trend Group, Inc." Proxies marked as abstaining will be treated as present for purposes of determining a quorum for the Special Meeting, but will not be counted as voting in respect of any matter as to which abstinence is indicated.

Record Date and Voting Rights

                  Only stockholders of record at the close of business on July 31, 2000 are entitled to notice of and to vote at the Annual Meeting or any continuation or adjournment thereof. On that date there were 43,981,244 shares of the Company's Common Stock outstanding. Each share of Common Stock is entitled to one vote per share. Any share of Common Stock held of record on July 31, 2000 shall be assumed, by the Board of Directors, to be owned beneficially by the record holder thereof for the period shown on the Company's stockholder records. The affirmative vote of stockholders owning a majority of the outstanding shares of Common Stock is required to approve an amendment to the Company's Articles of Incorporation to authorize a name change.

                  Directors and officers of the Company and certain other Shareholders holding approximately 7.25% of the outstanding Common Stock of the Company intend to vote "FOR"" approval of an amendment to the Company's Articles of Incorporation to authorize a name change.

                                 PROPOSAL NO. 1


TO AMEND ARTICLE ONE OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME FROM FINANCIAL INTRANET, INC. TO THE E-TREND GROUP, INC.

The Board of Directors of the Company has unanimously adopted, subject to stockholder approval, a resolution to amend Article One of the Company's Certificate of Incorporation.

         The resolution approved by the Board of Directors amending Article One is as follows:

     "The name of the Corporation shall be the E-Trend Group, Inc. and shall be governed by Chapter 78 of the Nevada Revised Statute."

         Approval of the amendment to Article One of the Company's Certificate of Incorporation requires the affirmative vote of holders of a majority of the Company's outstanding Common Stock.

The Board of Directors recommends that the stockholders vote "FOR" approval of this Proposal No.1.



                                           BY ORDER OF
                                           THE BOARD OF DIRECTORS


                                           MICHAEL SHEPPARD
                                           President and Chairman of the Board

Mt. Kisco, New York
August 11, 2000

                                    SPECIAL MEETING OF STOCKHOLDERS
                                             FINANCIAL INTRANET, INC.

                                    P R O X Y

           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints Michael Sheppard and Maura Marx as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the common stock of Financial Intranet, Inc. held of record by the undersigned on July 31,2000, at a Special Meeting of Stockholders to be held on September 5, 2000, or any adjournment thereof.

     1. APPROVAL OF AN AMENDMENT TO ARTICLE ONE OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM FINANCIAL INTRANET, INC. TO THE E-TREND GROUP, INC.
                           FOR [  ]          AGAINST [  ]      ABSTAIN  [  ]


        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.


Please sign name exactly as appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                 Dated:                  , 2000
                                                             ----------------


                                 Signature


                                 Signature, if held jointly



PLEASE MARK, SIGN, DATE AND RETURN THE PROXY USING THE ENCLOSED ENVELOPE


If you have had a change of address, please print or type your new address(s) on the line below.

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